UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025 (April 23, 2025)

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22193	33-0743196

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (949) 864-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PPBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 23, 2025, Pacific Premier Bancorp, Inc., a Delaware corporation (“Pacific Premier”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Columbia Banking System, Inc., a Washington corporation (“Columbia”), and Balboa Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Columbia (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Pacific Premier (the “Merger”), with Pacific Premier surviving the Merger (the “Surviving Corporation”), and immediately following the Merger, the Surviving Corporation will merge with and into Columbia (the “Second Step Merger”, and together with the Merger, the “Mergers”), with Columbia continuing as the surviving entity in the Second Step Merger. Promptly following the Second Step Merger, Pacific Premier’s wholly owned bank subsidiary, Pacific Premier Bank, National Association will merge with and into Columbia’s wholly owned bank subsidiary, Umpqua Bank (the “Bank Merger”), with Umpqua Bank as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved and adopted by the board of directors of each of Columbia, Pacific Premier and Merger Sub.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value per share, of Pacific Premier (“Pacific Premier Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Columbia, Pacific Premier or Merger Sub, will be converted into the right to receive 0.9150 of a share (the “Exchange Ratio”) of common stock, no par value per share, of Columbia (“Columbia Common Stock”). Holders of Pacific Premier Common Stock will receive cash in lieu of fractional shares.

At the Effective Time, each outstanding Pacific Premier equity award granted under Pacific Premier’s equity compensation plans will generally be converted into a corresponding award with respect to Columbia Common Stock, with the number of shares underlying such award adjusted based on the Exchange Ratio, other than options to purchase Pacific Premier Common Stock, which, whether vested or unvested at the Effective Time, will be cancelled and the holder thereof will be entitled to an amount in cash equal to (a) the number of shares of Pacific Premier Common Stock subject to such stock option, multiplied by (b) the excess, if any, of (1) the cashout price of such stock option (as specified in the Merger Agreement) over (2) the exercise price per share of such stock option immediately prior to the Effective Time. Each such converted Columbia equity award generally will continue to be subject to the same terms and conditions as applied to the corresponding Pacific Premier equity award, except that (i) in the case of Pacific Premier performance stock unit awards, the number of shares underlying the converted Columbia equity award will be adjusted based on the number of shares underlying the Pacific Premier performance stock unit award immediately prior to the Effective Time that would be earned assuming the achievement of the applicable performance goals based on target performance, with such converted awards continuing to vest after the Effective Time solely based on continued service and (ii) outstanding restricted stock awards granted to Pacific Premier’s non-employee directors will be converted into fully vested shares of Columbia Common Stock in accordance with the Exchange Ratio. Any outstanding stock options for which the exercise price per share is greater than or equal to the cashout price of such stock option (as specified in the Merger Agreement) will be cancelled at the Effective Time without consideration.

The Merger Agreement also provides that, at the Effective Time, three directors of Pacific Premier as of immediately prior to the Effective Time will be added to Columbia’s board of directors. Steven R. Gardner, the current Chairman, Chief Executive Officer and President of Pacific Premier is expected to be one of those directors.

The Merger Agreement contains customary representations and warranties from both Columbia and Pacific Premier, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligations to call a meeting of its shareholders or stockholders, as applicable, to approve, in the case of Pacific Premier, the Merger Agreement and the transactions contemplated thereby (the “Pacific Premier Stockholder Approval”), and, in the case of Columbia, the issuance of shares of Columbia Common Stock to be issued to Pacific Premier’s stockholders in the Merger (the “Columbia Shareholder Approval”) and, subject to certain exceptions, for the board of directors of each of Columbia and Pacific Premier to recommend that its shareholders or stockholders, as applicable, vote in favor of such approvals, and (3) its non-solicitation obligations relating to alternative acquisition proposals. Columbia and Pacific Premier have also agreed to use their reasonable best efforts to prepare and file all applications, notices and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (1) receipt of the Columbia Shareholder Approval and the Pacific Premier Stockholder Approval, (2) the filing of a notification of listing of the shares of Columbia Common Stock to be issued in the Merger in accordance with the Nasdaq Stock Market’s listing rules, (3) receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Oregon Department of Consumer and Business, Division of Banking, (4) effectiveness of the registration statement on Form S-4 for the Columbia Common Stock to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Mergers, the Bank Merger or any of the other transactions contemplated by the Merger Agreement or making the completion of the Mergers, the Bank Merger or any of the other transactions contemplated by the Merger Agreement illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Columbia and Pacific Premier and further provides that a termination fee of $75,000,000 will be payable by either Columbia or Pacific Premier, as applicable, in the event of termination of the Merger Agreement under certain circumstances.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Columbia or Pacific Premier, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Columbia, Pacific Premier, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Columbia and Pacific Premier and a prospectus of Columbia, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of Columbia and Pacific Premier makes with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2025, the Board of Directors of Pacific Premier approved a Change in Control Bonus Agreement with Mr. Gardner, Pacific Premier’s Chairman, Chief Executive Officer and President, that provides for a lump sum payment to Mr. Gardner in the amount of $16.5 million (the “CIC Bonus”) upon the closing of the Merger, subject to Mr. Gardner’s continued employment until the closing of the Merger (the “CIC Bonus Agreement”). If Mr. Gardner’s employment is terminated without cause or he resigns for good reason, he will be entitled to the CIC Bonus upon the closing of the Merger. The CIC Bonus Agreement includes a non-compete restrictive covenant to which Mr. Gardner will be subject for two years following the closing of the Merger.

The foregoing summary of the CIC Bonus Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CIC Bonus Agreement, which will be filed as an exhibit to Pacific Premier’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of April 23, 2025, by and among Columbia Banking System, Inc., Pacific Premier Bancorp, Inc. and Balboa Merger Sub, Inc.*
Exhibit 104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Columbia Banking System, Inc. (“Columbia”) and Pacific Premier Bancorp, Inc. (“Pacific Premier”) (the “Transaction”), the plans, objectives, expectations and intentions of Columbia and Pacific Premier, the expected timing of completion of the Transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “believe,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Although there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; uncertainty in U.S. fiscal, monetary and trade policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, continued or renewed inflation, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; the impact of bank failures or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; competitive pressures among financial institutions and nontraditional providers of financial services, including on product pricing and services; concentrations within Columbia’s or Pacific Premier’s loan portfolio (including commercial real estate loans), large loans to certain borrowers, and large deposits from certain clients; the success, impact, and timing of Columbia’s and Pacific Premier’s respective business strategies, including market acceptance of any new products or services and Columbia’s and Pacific Premier’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Columbia and Pacific Premier are parties; the outcome of any legal proceedings that may be instituted against Columbia or Pacific Premier; delays in completing the Transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the failure to obtain shareholder or stockholder approvals, as applicable, or to satisfy any of the other conditions to the closing of the Transaction on a timely basis or at all; changes in Columbia’s or Pacific Premier’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Columbia and Pacific Premier do business; certain restrictions during the pendency of the proposed Transaction that may impact the parties’ ability to pursue certain business opportunities or strategic Transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the ability to complete the Transaction and integration of Columbia and Pacific Premier promptly and successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the Transaction; and other factors that may affect the future results of Columbia and Pacific Premier. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the Securities and Exchange Commission (the “SEC”) (available here) and available on Columbia’s investor relations website, www.columbiabankingsystem.com, under the heading “SEC Filings,” and in other documents Columbia files with the SEC, and in Pacific Premier’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the SEC (available here) and available on Pacific Premier’s website, www.investors.ppbi.com, under the heading “SEC Filings” and in other documents Pacific Premier files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Columbia nor Pacific Premier assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Transaction, Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Columbia and Pacific Premier and a Prospectus of Columbia, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving Columbia and Pacific Premier will be submitted to Columbia’s and Pacific Premier’s shareholders or stockholders, as applicable, for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS, COLUMBIA SHAREHOLDERS AND PACIFIC PREMIER STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders or stockholders, as applicable, will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about the Transaction, Columbia and Pacific Premier, without charge, at the SEC’s website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Columbia Banking System, Inc., Attention: Investor Relations, 1301 A Street, Tacoma, WA 98402-4200, (503) 727-4100 or to Pacific Premier Bancorp, Inc., Attention: Corporate Secretary, 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, (949) 864-8000.

PARTICIPANTS IN THE SOLICITATION

Columbia, Pacific Premier, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Columbia shareholders or Pacific Premier stockholders in connection with the Transaction under the rules of the SEC. Information regarding Columbia’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Columbia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 25, 2025 (available here); in the sections entitled “Board Structure and Compensation,” “Compensation Discussion and Analysis,” “Compensation Tables,” “Information about Executive Officers,” “Beneficial Ownership of Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Columbia’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2025 (available here); and other documents filed by Columbia with the SEC. Information regarding Pacific Premier’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Pacific Premier’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 (available here); in the sections entitled “Compensation of Non-Employee Directors,” “Security Ownership of Directors and Executive Officers,” “Certain Relationships and Related Transactions,” “Summary Compensation Table,” “Employment Agreements, Salary Continuation Plans, Severance, and Change-in-Control Payments,” and “Summary of Potential Termination Payments” in Pacific Premier’s definitive proxy statement relating to its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2025 (available here); and other documents filed by Pacific Premier with the SEC. To the extent holdings of Columbia common stock by the directors and executive officers of Columbia or holdings of Pacific Premier common stock by directors and executive officers of Pacific Premier have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

By:	/s/ Steven R. Gardner
Name:	Steven R. Gardner
Title:	Chairman, Chief Executive Officer and President

Dated: April 25, 2025